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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): June 29, 1998


                                   SIGNAL CORP
             (Exact name of registrant as specified in its charter)


      Ohio                     0-17894                          34-1622711
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(State or other        (Commission File Number)                (IRS Employer
jurisdiction of                                                Identification
incorporation)                                                           No.)


135 East Liberty Street,   Wooster, Ohio                             44691
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(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code:            (330)  264-8001



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         (Former name or former address, if changed since last report.)







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         On July 8, 1998 Signal Corp. ("Signal") filed a Current Report on Form
8-K, reporting the completion of Signal's acquisition of First Shenango
Bancorp, Inc. ("Shenango") and its subsidiary First Federal Savings Bank of New Castle on June 29, 1998. The purpose of this amendment on Form 8-K/A is to provide financial statements and pro forma financial information.

ITEM 5.  OTHER EVENTS

         The following supplemental consolidated financial statements of Signal Corp. reflecting the acquisition of Shenango as a pooling of interests transaction are attached hereto as Exhibit 99.1:

                  Consolidated Statements of Financial Position - December 31, 1997 and 1996

                  Consolidated Statements of Income - Years Ended December 31, 1997, 1996 and 1995

                  Consolidated Statements of Changes in Shareholders' Equity - Years Ended December 31, 1997, 1996 and 1995

                  Consolidated Statements of Cash Flows - Years Ended December 31, 1997, 1996 and 1995

                  Notes to Consolidated Financial Statements

                  Report of Independent Auditors

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)   Financial Statements of Business Acquired

                  The following financial statements of Shenango and its subsidiaries are incorporated herein by reference to Shenango's Annual Report on Form 10-K for the fiscal year ended December 31, 1997, as amended on Form 10-K/A, and attached hereto as Exhibit 99.2:

                  Report of Independent Auditors

                  Consolidated Statements of Financial Position - December 31, 1997 and 1996

                  Consolidated Statements of Income - Years Ended December 31, 1997, 1996 and 1995

                  Consolidated Statements of Changes in Shareholders' Equity - Years Ended December 31, 1997, 1996 and 1995

                  Consolidated Statements of Cash Flows - Years Ended December 31, 1997, 1996 and 1995

                  Notes to Consolidated Financial Statements

                  The following unaudited financial statements of Shenango and its subsidiaries are incorporated herein by reference to Shenango's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 1998 and attached hereto as Exhibit 99.3:

                  Consolidated Statement of Financial Position - March 31, 1998 and December 31, 1997

                  Consolidated Statements of Income - Three Months Ended March 31, 1998 and 1997

                  Consolidated Statements of Changes in Shareholders' Equity - Year Ended December 31, 1997 and the Three Months Ended March 31, 1998

                  Consolidated Statements of Cash Flows - Three Months Ended March 31, 1998 and 1997

                  Notes to Unaudited Consolidated Financial Statements


(b)  Pro Forma Financial Information

         The unaudited combined condensed pro forma interim financial statements of Signal Corp as required by Regulation S-X Rule 210.11-02(c)(2)(ii) of the Securities and Exchange Commission is attached as Exhibit 99.4.

(c)   Exhibits

     The exhibits listed in the accompanying Exhibit Index are filed as part of this Report and are incorporated herein by reference.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 SIGNAL CORP



                                                 By: /s/ Jon W. Park
                                                     ---------------------
                                                     Jon W. Park
                                                     Chief Financial Officer


Date:  August 28, 1998

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                                  EXHIBIT INDEX

EXHIBIT NO.                             DESCRIPTION OF EXHIBIT
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99.1              Audited Supplemental  Financial Statements of Signal Corp

99.2              Audited Financial Statements of First Shenango Bancorp, Inc.

99.3              Unaudited Financial Statements of First Shenango Bancorp, Inc.

99.4              Unaudited Pro Forma Financial Information